Capital stock and capital risk management - Summary of financial leverage ratios (Detail) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Financial Leverage Ratio [Abstract]
Total borrowings and lease liabilities	$ 686,523	$ 578,526
Less: Cash, bank balances and other short-term investments	(213,253)	(244,385)
Net debt	473,270	334,141
Total equity	$ 1,247,015	$ 844,060	$ 565,259	$ 508,518
Leverage ratio	37.95%	40.00%